FOR IMMEDIATE RELEASE

ANI Pharmaceuticals to Further Expand Rare Disease Business through Acquisition of Alimera Sciences

Conference call scheduled for today at 8:30 a.m. ET

•Strengthens Rare Disease segment as largest driver of future growth, expected to add approximately $105 million in highly durable branded revenue
•Adds two commercial assets ILUVIEN® and YUTIQ® with significant growth potential, expanding ANI’s foothold in key strategic therapeutic area of ophthalmology
•Anticipated to drive high single digit to low double digit accretion in adjusted non-GAAP EPS in 2025 and to be substantially accretive thereafter
•Expected to generate additional $35 - $38 million in 2025 adjusted non-GAAP EBITDA inclusive of approximately $10 million in identified cost synergies; additional EBITDA contribution expected from accelerated growth of Purified Cortrophin® Gel in ophthalmology
•Increased geographic diversification with Alimera’s established ex-US footprint, including direct operations in Europe

Princeton, NJ and Atlanta, GA, June 24, 2024 (GLOBE NEWSWIRE) -- ANI Pharmaceuticals, Inc. (Nasdaq: ANIP) (“ANI” or the “Company”) and Alimera Sciences, Inc. (Nasdaq: ALIM) (“Alimera”) today announced they have signed a definitive agreement pursuant to which ANI will acquire Alimera for $5.50 per share in cash at closing and one non-tradable contingent value right (CVR) representing the right to receive up to $0.50 per share upon the achievement of certain net revenue targets in 2026 and 2027. The transaction, which values Alimera at approximately $381 million in up front consideration, has been approved by both the ANI and Alimera Boards of Directors and is expected to close late in the third quarter of 2024, as further described below.

Alimera is a global pharmaceutical company whose mission is to be invaluable to patients, physicians and partners concerned with maintaining better vision longer. Alimera’s two commercial products treat diabetic macular edema (DME) and chronic non-infectious uveitis affecting the posterior segment (NIU-PS) of the eye. ILUVIEN (fluocinolone acetonide intravitreal implant 0.19mg) is indicated for DME in the U.S., Europe and the Middle East as well as for NIU-PS in Europe and the Middle East.

YUTIQ (fluocinolone acetonide intravitreal implant 0.18mg) is available in the U.S. only and is indicated for the treatment of chronic NIU-PS.

Nikhil Lalwani, President and CEO of ANI, stated, “We believe this is a transformational acquisition for ANI, and one that aligns with our strategy to expand our Rare Disease business and deliver on our purpose of ‘Serving Patients, Improving Lives’. Late last year, we identified ophthalmology as a key strategic therapeutic area for the Company and, in the first quarter of 2024, expanded our Rare Disease team to promote Purified Cortrophin® Gel (Cortrophin Gel) to ophthalmologists. Alimera represents what we believe is a highly synergistic complement to this newly established specialty and will leverage our existing Rare Disease infrastructure. We believe ANI’s proven commercial execution capabilities can further unlock ILUVIEN and YUTIQ, two growing and durable assets that would add approximately $105 million in pro forma 2024 revenues to our Company. The transaction is expected to drive substantial shareholder value creation through high single-digit to low double-digit accretion in adjusted Non-GAAP EPS in 2025 and a substantial increase in accretion thereafter.”

Rick Eiswirth, President and CEO of Alimera, commented, “We are pleased to have reached this agreement with ANI, which we believe recognizes the value we have created at Alimera and creates compelling value for our shareholders. ANI and Alimera share a common mission of putting patients first, and this complementary transaction creates a bigger platform to leverage our global infrastructure and outstanding team. I would like to thank Alimera employees, past and present, for always finding a way to help patients maintain better vision longer. We look forward to working with ANI to complete this transaction and help grow its presence in the ophthalmology segment.”

Transaction Rationale

•Further strengthens ANI’s Rare Disease business as the largest driver of future growth: The combination with Alimera will create an attractive Rare Disease growth platform which is expected to account for approximately 45% of pro forma 2024 revenues with robust growth potential. The transaction also expands ANI’s footprint beyond the U.S. with the addition of Alimera’s direct marketing operations located in Germany, the United Kingdom, Portugal, and Ireland, as well as its partnerships in Europe, Asia, and the Middle East.

•The addition of two durable commercial products with significant growth potential that leverage the Company’s existing Rare Disease infrastructure: ILUVIEN and YUTIQ are durable assets with high barriers to genericization which the Company believes have a clear role for patients in need of other therapeutic options. The Company believes there is significant growth potential for both ILUVIEN and YUTIQ that it can unlock through commercial synergies and execution.

•Expands foothold in ophthalmology and accelerates growth of Cortrophin Gel in this key therapeutic area: During the first quarter of 2024, ANI launched a targeted ophthalmology-focused sales force for Cortrophin Gel. The transaction will expand the reach of the ophthalmology sales team to over 3,600 physicians. Importantly, the Company estimates that there is over 50% overlap between high potential prescribers of Cortrophin Gel and ILUVIEN / YUTIQ.

•Potential for substantial shareholder value creation: ANI expects high single-digit to low double-digit accretion in adjusted non-GAAP EPS in 2025 and substantial accretion thereafter. The transaction is anticipated to deliver additional $35 - $38 million in 2025 adjusted non-GAAP EBITDA inclusive of approximately $10 million in identified cost synergies with additional EBITDA contribution expected from accelerated growth of Cortrophin Gel within ophthalmology. The Company anticipates 3.2x pro-forma leverage upon closing and significant organic de-levering in 2025.

Terms of the Transaction & Financing

Under the terms of the merger agreement, ANI will acquire all of the outstanding shares of Alimera for $5.50 per share, which represents a 75% premium to Alimera’s closing share price of $3.15 on June 21, 2024 and 82% premium to Alimera’s 30-day volume weighted average price of $3.03. ANI will also repay $72.5 million of Alimera debt.

Alimera investors will also be entitled to a CVR for up to $0.50 per share, based on achieving net revenue in excess of specified thresholds in 2026 and 2027:

•Up to $0.25 per share upon achieving net revenues in excess of $140M in 2026 (sliding scale for net revenues of up to $150M)
•Up to $0.25 per share upon achieving net revenues in excess of $160M in 2027 (sliding scale for net revenues of up to $175M)

The transaction is not subject to a financing condition. ANI intends to finance the transaction using a combination of cash on hand and debt financing. ANI has obtained $280M of committed financing from J.P. Morgan and Blackstone Credit & Insurance.

Timing to Close

The transaction has been approved by the Boards of Directors of both companies. The transaction is expected to close late in the third quarter of 2024, subject to customary closing conditions, including receipt of required regulatory approvals and approval by Alimera’s shareholders.

Advisors

Guggenheim Securities, LLC is acting as lead financial advisor to ANI and Raymond James & Associates, Inc. is also acting as financial advisor. Hughes Hubbard & Reed LLP is acting as legal advisor to ANI. Centerview Partners LLC is acting as lead financial advisor to Alimera, with Perella Weinberg Partners also acting as a financial advisor to Alimera. DLA Piper is acting as legal advisor to Alimera.

Conference Call

The Company’s management will host a conference call today to discuss this transaction.

Date Monday, June 24, 2024
Time 8:30 ET
Toll free (U.S.) 800-225-9448

This conference call will also be webcast and can be accessed from the “Investors” section of ANI’s website at www.anipharmaceuticals.com. The webcast replay of the call will be available at the same site approximately one hour after the end of the call.
A replay of the conference call will also be available within two hours of the call’s completion and will remain accessible for two weeks by dialing 877-856-8965 and entering access code 4630647.

About ANI Pharmaceuticals, Inc.

ANI Pharmaceuticals, Inc. (Nasdaq: ANIP) is a diversified biopharmaceutical company serving patients in need by developing, manufacturing, and marketing high-quality branded and generic prescription pharmaceutical products, including for diseases with high unmet medical need. The Company is focused on delivering sustainable growth by scaling up its Rare Disease business through its lead asset Purified Cortrophin® Gel, strengthening its Generics business with enhanced research and development capabilities, delivering innovation in Established Brands, and leveraging its U.S. based manufacturing footprint. For more information, visit our website www.anipharmaceuticals.com.

About Alimera Sciences, Inc.

Alimera Sciences is a global pharmaceutical company whose mission is to be invaluable to patients, physicians and partners concerned with retinal health and maintaining better vision longer. For more information, please visit www.alimerasciences.com.

ANI Forward-Looking Statements

This press release contains not only historical information, but also forward-looking statements made pursuant to the safe-harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent the Company’s and Alimera’s expectations or beliefs concerning future events, including the timing of the transaction and other information relating to the proposed transactions including statements regarding the benefits of proposed transaction and the anticipated timing of the Proposed Transactions. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “continue,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “shall,” “would” other words of similar meaning, derivations of such words and the use of future dates. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties.

The following factors, among others, could cause actual results to differ materially from those described in these forward-looking statements: (i) the risk that the proposed transaction may not be completed in a timely manner or at all, (ii) the failure to satisfy the conditions to the consummation of the proposed transaction, (iii) the occurrence of any event, change or other circumstance that could give rise to the delay or termination of the proposed transaction, (iv) the inability to complete the proposed transaction due to the failure of a party or parties to satisfy conditions to completion of the proposed transaction, including the receipt on a timely basis or at all of any required regulatory clearances and receipt by Alimera of stockholder approval, (v) the failure of the contemplated debt financing or any alternative financing to be obtained on a timely basis or at all, (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s and/or Alimera’s business relationships, operating results, and business generally, (vii) risks that the proposed transaction may disrupt current plans and operations of the Company and/or Alimera and potential difficulties of Alimera in retaining employees as a result of the proposed transaction, (viii) the outcome of any legal proceedings that may be instituted in connection with the proposed transaction, (ix) volatility in the price of the Company’s and/or Alimera’s stock, including as a result of the proposed transaction, (x) changes in competitive and regulated industries in which the Company operates, variations in operating performance across competitors, changes in laws and regulations affecting the Company’s business and changes in the combined capital structure, (xi) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities and, in particular, failure to achieve anticipated synergies, (xii) costs and regulatory requirements relating to contract manufacturing arrangements, (xiii) delays or failure in obtaining product approvals from the FDA, (xiv) general business and economic conditions, (xv) market trends for the Company’s and/or Alimera’s products, including but not limited to, ILUVIEN, YUTIQ and Cortrophin Gel, and the ability to achieve anticipated sales for such products, (xvi) regulatory environment and changes, (xvii) regulatory and other approvals relating to product development and manufacturing, and (xviii) costs related to the proposed transaction and the failure to realize anticipated benefits of the proposed transactions or to realize estimated pro forma results and underlying assumptions.

This press release refers to financial measures that are not in accordance with U.S. generally accepted accounting principles (“GAAP”). Because the non-GAAP financial measures are not calculated in accordance with GAAP, they should not be considered superior to or as a substitute for the related financial measures that are prepared in accordance with GAAP and are not intended to be considered in isolation and may not be the same as or comparable to similarly titled measures presented by other companies due to possible differences in method and in the items being adjusted. A reconciliation of the forward-looking non-GAAP measures presented in this communication is not provided due to the inherent difficulty in forecasting and quantifying items that are necessary for such reconciliation. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on future financial performance. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this communication.

More detailed information on these and additional factors that could affect the Company’s actual results are described in the Company’s filings with the Securities and Exchange Commission (SEC), including its most recent annual report on Form 10-K and quarterly reports on Form 10-Q, as well as other filings with the SEC. All forward-looking statements in this news release speak only as of the date of this news release and are based on the Company’s current beliefs, assumptions, and expectations. The Company undertakes no obligation to update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Alimera Forward-Looking Statements

This press release includes “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding, among other things, Alimera’s expectations with respect to the timing of the transaction and other information relating to the transaction, Alimera’s growth opportunities, the commencement, enrollment, timing and outcome of its and others' clinical studies, the effect of an expanded label, demand for its product, its business strategy, future operations, future financial position, including future non-GAAP and incremental EBITDA, future revenues, projected costs, prospects, plans and objectives. Words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “may,” “plan,” “contemplates,” “predict,” “project,” “target,” “likely,” “potential,” “continue,” “ongoing,” “will,” “would,” “should,” “could,” or the negative of these terms and similar expressions or words, identify forward-looking statements. Forward-looking statements are based on current expectations and involve inherent risks and uncertainties (some of which are beyond Alimera’s control), including factors that could delay, divert or change any of them, and could cause actual results to differ materially from those projected in these forward-looking statements. These risks and uncertainties include, but are not limited to, (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect Alimera’s business, (ii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the merger agreement by the stockholders of Alimera and the receipt of regulatory approvals from various governmental entities (including any conditions, limitations or restrictions placed on these approvals) and the risk that one or more governmental entities may deny approval, (iii) the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement, (iv) the risk that the definitive merger agreement may be terminated in circumstances that require Alimera to pay a termination fee; (v) risks regarding the failure to obtain the necessary financing to complete the merger, (vi) the effect of the announcement or pendency of the transaction on Alimera’s business relationships, operating results and business generally, (vii) risks that the proposed transaction disrupts current plans and operations, (viii) risks related to diverting management’s attention from Alimera’s ongoing business operations, (ix) the outcome of any legal proceedings that may be instituted against Alimera related to the merger agreement or the transaction, and (x) those factors discussed in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Alimera’s most recently filed Annual Report on Form 10-K, most recently filed Quarterly Report on Form 10-Q, and any of Alimera’s subsequent filings with the U.S. Securities and Exchange Commission (SEC) and available on the SEC’s website at www.sec.gov.

All forward-looking statements contained in this press release are expressly qualified by the cautionary statements contained or referred to herein. Alimera cautions investors not to rely on the forward-looking statements Alimera makes or that are made on its behalf as predictions of future events. These forward-looking statements speak only as of the date of this press release. Alimera undertakes no obligation to publicly update or revise any of the forward-looking statements made in this press release, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

Additional Information and Where to Find It

In connection with the proposed transaction, Alimera intends to file a preliminary and definitive proxy statement. The definitive proxy statement and proxy card will be delivered to Alimera’s stockholders in advance of the special meeting relating to the proposed acquisition. Each of the Company and Alimera also plan to file other relevant materials with the SEC in connection with the proposed transaction. INVESTORS IN AND SECURITY HOLDERS OF ALIMERA ARE URGED TO READ THE DEFINITIVE
PROXY IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS THAT ARE FILED OR FURNISHED OR WILL BE FILED OR WILL BE FURNISHED BY EACH OF THE COMPANY AND ALIMERA WITH
THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN OR WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION, RELATED MATTERS AND THE PARTIES TO THE PROPOSED TRANSACTION. Materials filed by the Company and Alimera can be obtained free of charge at the SEC’s website, www.sec.gov. In addition, materials filed by the Company can be obtained free of charge at the Company’s website, www.anipharmaceuticals.com, and materials filed by Alimera can be obtained free of charge at Alimera’s website, www.alimerasciences.com.

For ANI:
Lisa M. Wilson, In-Site Communications, Inc.
212-452-2793
lwilson@insitecony.com

For Alimera:
Scott Gordon
scottg@coreir.com

SOURCE: ANI Pharmaceuticals, Inc.